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                                                                     EXHIBIT 3.2



                                    BY-LAWS

                                      OF

                                 FISERV, INC.


                                  __________


                      Incorporated under the Laws of the

                              State of Wisconsin

                                  __________



                        Adopted as of December 31, 1992

                   Amended and Restated as of March 25, 1999




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

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I                OFFICES.......................................................................           1

ARTICLE II               MEETINGS OF SHAREHOLDERS......................................................           1

         Section 1       Place of Meetings.............................................................           1
         Section 2       Annual Meeting................................................................           1
         Section 3       Special Meetings..............................................................           1
         Section 4       Notice of Meetings............................................................           2
         Section 5       Proper Business or Purposes of Shareholder Meetings...........................           2
         Section 6       Fixing of Record Date.........................................................           3
         Section 7       List of Shareholders..........................................................           4
         Section 8       Quorum........................................................................           4
         Section 9       Voting........................................................................           4
         Section 10      Proxies.......................................................................           5
         Section 11      Action without a Meeting......................................................           5
         Section 12      Acceptance of Instruments Showing Shareholder Action..........................           5

ARTICLE III              BOARD OF DIRECTORS............................................................           6

         Section 1       Powers........................................................................           6
         Section 2       Election and Term.............................................................           6
         Section 3       Number........................................................................           7
         Section 4       Tenure and Qualifications.....................................................           7
         Section 5       Nominations for Election to the Board of Directors............................           7
         Section 6       Quorum and Manner of Acting...................................................           7
         Section 7       Organization Meeting..........................................................           8
         Section 8       Regular Meetings..............................................................           8
         Section 9       Special Meetings; Notice......................................................           8
         Section 10      Resignations..................................................................           9
         Section 11      Vacancies.....................................................................           9
         Section 12      Committees....................................................................           9
         Section 13      Compensation of Directors.....................................................           9
         Section 14      Action without a Meeting......................................................           9
         Section 15      Telephonic Participation in Meetings..........................................          10

ARTICLE IV               OFFICERS......................................................................          10

         Section 1       Principal Officers............................................................          10
         Section 2       Election and Term of Office...................................................          10
         Section 3       Other Officers................................................................          10
         Section 4       Removal.......................................................................          10
         Section 5       Resignations..................................................................          10
         Section 6       Vacancies.....................................................................          10
         Section 7       Chairman of the Board.........................................................          11

         Section 8       President....................................................................           11
         Section 9       Vice President...............................................................           11
         Section 10      Treasurer....................................................................           11
         Section 11      Secretary....................................................................           11
         Section 12      Salaries.....................................................................           12

ARTICLE V                INDEMNIFICATION..............................................................           12

ARTICLE VI               SHARES AND THEIR TRANSFER....................................................           12

         Section 1       Certificate for Stock........................................................           12
         Section 2       Stock Certificate Signature..................................................           13
         Section 3       Stock Ledger.................................................................           13
         Section 4       Cancellation.................................................................           13
         Section 5       Registrations of Transfers of Stock..........................................           13
         Section 6       Regulations..................................................................           13
         Section 7       Lost, Stolen, Destroyed or Mutilated Certificates............................           14
         Section 8       Record Dates.................................................................           14

ARTICLE VII              MISCELLANEOUS PROVISIONS.....................................................           14

         Section 1       Corporate Seal...............................................................           14
         Section 2       Voting of Stocks Owned by the Corporation....................................           14
         Section 3       Dividends....................................................................           14

ARTICLE VIII             AMENDMENTS...................................................................           15

                                    BY-LAWS

                                      OF

                                 FISERV, INC.

                           (a Wisconsin Corporation)

                                  __________


                                   ARTICLE I

                                    OFFICES
                                    -------


          The registered office of the Corporation in the State of Wisconsin shall be located in the City of Brookfield, County of Waukesha. The Corporation may establish or discontinue, from time to time, such other offices within or without the State of Wisconsin as may be deemed proper for the conduct of the Corporation's business.


                                  ARTICLE II

                           MEETINGS OF SHAREHOLDERS
                           ------------------------

          Section 1.  Place of Meetings.  All meetings of shareholders shall be
          ---------   -----------------
held at such place or places, within or without the State of Wisconsin, as may from time to time be fixed by the Board of Directors, or as shall be specified in the respective notices, or waivers of notice, thereof.

          Section 2.  Annual Meeting.  The annual meeting of shareholders for
          ---------   --------------
the election of Directors and the transaction of other business shall be held on such date and at such place as may be designated by the Board of Directors. At each annual meeting the shareholders entitled to vote shall elect a Board of Directors and may transact such other proper business as may come before the meeting.

          Section 3.  Special Meetings.  A special meeting of the shareholders,
          ---------   ----------------
or of any class thereof entitled to vote, for any purpose or purposes, may be called at any time by the Chairman of the Board, if any, or the President or by order of the Board of Directors and shall be called by the President or the Secretary upon the written request of shareholders holding of record at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at such meeting. Such written request shall state the purpose or purposes for which such meeting is to be called. The Corporation shall give notice of such a meeting within thirty days after the date that the demand for such meeting is properly delivered to the Corporation.

          Section 4.  Notice of Meetings.  Except as otherwise provided by law,
          ---------   ------------------
written notice of each meeting of shareholders, whether annual or special, stating the place, date and hour of the meeting shall be given not less than ten days or more than sixty days before the date on which the meeting is to be held to each shareholder of record entitled to vote thereat by delivering a notice thereof to him personally or by mailing such notice in a postage prepaid envelope directed to him at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him be directed to another address, in which case such notice shall be directed to him at the address designated in such request. Notice shall not be required to be given to any shareholder who shall waive such notice in writing, whether prior to or after such meeting, or who shall attend such meeting in person or by proxy unless such attendance is for the express purpose of objecting, at the beginning of such meeting, or promptly upon arrival, to holding the meeting or transacting business at the meeting. Every notice of a special meeting of the shareholders, besides the time and place of the meeting, shall state briefly the objects or purposes thereof.

          Section 5.  Proper Business or Purposes of Shareholder Meetings.  To
          ---------   ---------------------------------------------------
be properly brought before a meeting of shareholders, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the discretion of the Board of Directors or otherwise as provided in Section 3 of Article II above; (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (c) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before a meeting by a shareholder, the shareholder must have given written notification thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation, and, in the case of an annual meeting, such notification must be given not later than thirty days in advance of the Originally Scheduled Date of such meeting; provided, however,
                                                          --------  -------
that if the Originally Scheduled Date of such annual meeting is earlier than the date specified in these By-laws as the date of the annual meeting and if the Board of Directors does not determine otherwise, or in the case of a special meeting of shareholders, such written notice may be so given and received not later than the close of business on the fifteenth day following the date of the first public disclosure, which may include any public filing with the Securities and Exchange Commission, of the Originally Scheduled Date of such meeting. Any such notification shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and, in the event that such business includes a proposal to amend either the Articles of Incorporation or By-laws of the Corporation, the exact language of the proposed amendment; (ii) the name and address of the shareholder proposing such business; (iii) a representation that the shareholder is a holder of record of stock of the Corporation entitled vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; and
(iv) any material interest of the shareholder in such business. No business shall be conduct at a meeting of shareholders except in accordance with this Section, and the Chairman of any meeting of shareholders may refuse to permit any business to be brought before such meeting without compliance with the foregoing procedures. For purposes of these By-laws, the "Originally Scheduled Date" of any meeting of shareholders shall be the date such meeting is scheduled to occur as specified in the notice of such meeting first generally given to shareholders regardless of whether any subsequent notice is given for such meeting or the record date of such meeting is changed. Nothing contained in this Section shall be construed to limit the rights of a shareholder to submit proposals to the Corporation which comply with the proxy rules of the Securities and Exchange Commission for inclusion in the Corporation's proxy statement for consideration at shareholder meetings.

          Section 6.  Fixing of Record Date.  The Board of Directors may fix in
          ---------   ---------------------
advance a date as the record date for the purpose of determining shareholders entitled to notice of and to vote at any meeting of shareholders, shareholders entitled to demand a special meeting as contemplated by Section 3 of Article II hereof, shareholders entitled to take any other action, or shareholders for any other purpose. Such record date shall not be more than seventy days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is fixed by the Board of Directors or by the Wisconsin Business Corporation Law for the determination of shareholders entitled to notice of and to vote at a meeting of shareholders, the record date shall be the close o business on the day before the first notice is given to shareholders. If no record date is fixed by the Board of Directors or the Wisconsin Business Corporation Law for the determination of shareholders entitled to demand a special meeting as contemplated in Section 3 of Article II hereof, the record date shall be the date that the first shareholder signs the demand. Except as provided by the Wisconsin Business Corporation Law for a court ordered adjournment, a meeting of shareholders is effective for any adjournment o such meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than one hundred twenty days after the date fixed for the original meeting. The record date for determining shareholders entitled to a distribution (other than a distribution involving a purchase, redemption or other acquisition of the Corporation's shares) or a share dividend is the date on which the Board of Directors authorized the distribution or share dividend, as the case may be, unless the Board of Directors fixes a different record date.

          Section 7.  List of Shareholders.  It shall be the duty of the
          ---------   --------------------
Secretary or other officer of the Corporation who shall have charge of the stock ledger to prepare and make, at least ten days before every meeting of the shareholders, a complete list of the shareholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in his name. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period beginning two business days after notice of the meeting is given for which the list was prepared and continuing to the date of the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall be kept and produced at the time and place of the meeting during the whole time thereof and subject to the inspection of any shareholders who may be present. The original or duplicate ledger shall be the only evidence as to who are the shareholders entitled to examine such list or the books of the Corporation or to vote in person or by proxy at such meeting.

          Section 8.  Quorum.  At each meeting of the shareholders, the holders
          ---------   ------
of record of a majority of the issued and outstanding stock of the Corporation entitled to vote at such meeting, present in person or by proxy, shall constitute a quorum for the transaction of business, except where otherwise provided by law, the Articles of Incorporation or these Bylaws. In the absence of a quorum, any officer entitled to preside at, or act as Secretary of, such meeting shall have the power to adjourn the meeting from time to time until a quorum shall be constituted.

          Section 9.  Voting.  Every shareholder of record who is entitled to
          ---------   ------
vote shall at every meeting of the shareholders be entitled to one vote for each share of stock held by him on the record date; except, however, that shares of
                                               ------  -------
its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes. Nothing in this Section shall be construed as limiting the right of the Corporation to vote its own stock held by it in a fiduciary capacity. At all meetings of the shareholders, a quorum being present, all matters shall be decided by majority vote of the shares of stock entitled to vote held by shareholders present in person or by proxy, except as otherwise required by law or the Articles of Incorporation. Unless demanded by a shareholder of the Corporation present in person or by proxy at any meeting of the shareholders and entitled to vote thereat or so directed by the chairman of the meeting or required by law, the vote thereat on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the shareholder voting, or in his name by his proxy, if there be such proxy, and shall state the number of shares voted by him and the number of votes to which each share is entitled.

          Section 10.  Proxies.  Each shareholder entitled to vote at a meeting
          ----------   -------
of shareholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. A proxy acting for any shareholder shall be duly appointed by an instrument in writing subscribed by such shareholder. No proxy shall be valid after the expiration of eleven months from the date thereof unless the proxy provides for a longer period.

          Section 11.  Action without a Meeting.  Any action required to be
          ----------   ------------------------
taken at any annual or special meeting of shareholders or any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.

          Section 12.  Acceptance of Instruments Showing Shareholder Action.  If
          ----------   ----------------------------------------------------
the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the Corporation, acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of a shareholder. If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of a shareholder, the Corporation, acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder if any of the following apply:

          (a) The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity.

          (b) The name purports to be that of a personal representative, administrator, executor, guardian or conservator representing the shareholder and, if the Corporation requests, evidence of fiduciary status acceptable to the

     Corporation is presented with respect to the vote, consent, waiver or proxy appointment.

          (c) The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the Corporation requests, evidence of this status acceptable to the Corporation is presented with respect to the vote, consent, waiver or proxy appointment.

          (d) The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the Corporation requests, evidence acceptable to the Corporation of the signatory's authority to sign for the shareholder is presented with respect to the vote, consent, waiver or proxy appointment.

          (e) Two or more persons are the shareholders as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.

The Corporation may reject a vote, consent, waiver or proxy appointment if the Secretary or other officer or agent of the Corporation who is authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.


                                  ARTICLE III

                              BOARD OF DIRECTORS
                              ------------------

          Section 1.  Powers.  The business and affairs of the Corporation shall
          ---------   ------
be managed under the direction of the Board of Directors.

          Section 2.  Election and Term.  The Board of Directors shall be
          ---------   -----------------
divided into three groups, which are hereby designated as Group One, Group Two and Group Three. The term of office of the initial Group One Directors shall expire at the next annual meeting of shareholders; the term of office of the initial Group Two Directors shall expire at the second succeeding annual meeting of shareholders; and the term of office of the initial Group Three Directors shall expire at the third succeeding annual meeting of shareholders. At each annual shareholders meeting held thereafter, Directors to replace those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their successors are elected and qualify, or until they sooner die, resign or are removed. At each annual meeting of shareholders at which a quorum is present, the persons receiving a plurality of the votes cast shall be the Directors. Acceptance of the office of Director may be expressed orally or in writing, and attendance at the organization meeting shall constitute such acceptance.

          Section 3.  Number.  The number of Directors shall be such number as
          ---------   ------
shall be determined from time to time by the Board of Directors but shall not be less than three nor more than nine.

          Section 4.  Tenure and Qualifications.  Each Director shall hold
          ---------   -------------------------
office until the next annual meeting of shareholders in the year in which such Director's term expires and until his successor shall have been elected, or until his prior death, resignation or removal for cause only. A Director may be removed from office for cause only by affirmative vote of eighty percent (80%) of the outstanding shares entitled to vote for the election of such Director, taken at an annual meeting or a special meeting of shareholders called for that purpose, and any vacancy so created may be filled by the affirmative vote of eighty percent (80%) of such shares. Directors need not be residents of the State of Wisconsin or shareholders of the Corporation.

          Section 5.  Nominations for Election to the Board of Directors.
          ---------   --------------------------------------------------
Nominations for elections to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for election of Directors. Nominations, other than those made by or on behalf of the existing management of the Corporation, shall be made in writing and shall be delivered or mailed to the Chairman of the Board and/or the President of the Corporation not less than fourteen days nor more than sixty days prior to any meeting of shareholders called for the election of Directors; provided, however, that if less than fourteen days'
                       --------  -------
notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the Chairman of the Board an/or the President of the Corporation not later than the close of business on the fourth day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the name and residence address of the nominating shareholder; and (d) the number of shares of capital stock of the Corporation owned by the nominating shareholder. Nominations not made in accordance herewith may be disregarded by the Chairman of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for each such nominee.

          Section 6.  Quorum and Manner of Acting.  Unless other-wise provided
          ---------   ---------------------------
by law, the presence of fifty-one percent (51%) of the whole Board of Directors shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the Directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. At all meetings of Directors, a quorum being present, all matters shall be decided by the affirmative vote of the majority of the Directors present, except as otherwise required by law. The Board of Directors may hold its meetings at such place or places within or without the State of Wisconsin as the Board of Directors may from time to time determine or as shall be specified in the respective notices, or waivers of notice, thereof.

          Section 7.  Organization Meeting.  Immediately after each annual
          ---------   --------------------
meeting of shareholders for the election of Directors the Board of Directors shall meet at the place of the annual meeting of shareholders for the purpose of organization, the election of officers and the transaction of other business. Notice of such meeting need not be given. If such meeting is held at any other time or place, notice thereof must be given as hereinafter provided for special meetings of the Board of Directors, subject to a waiver of such notice, in the manner set forth in Section 180.0823 of the Wisconsin Business Corporation Law, by all Directors who may not have received such notice.

          Section 8.  Regular Meetings.  Regular meetings of the Board of
          ---------   ----------------
Directors may be held at such time and place, within or without the State of Wisconsin, as shall from time to time be determined by the Board of Directors. After there has been such determination, and notice thereof has been once given to each member of the Board of Directors as hereinafter provided for special meetings, regular meetings may be held without further notice being given.

          Section 9.  Special Meetings; Notice.  Special meetings of the Board
          ---------   ------------------------
of Directors shall be held whenever called by the Chairman of the Board, if any, the President or by a majority of the Directors. Notice of each such meeting shall be mailed to each Director, addressed to him at his residence or usual place of business, at least five days before the date on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable, radio or wireless, or be delivered personally or by telephone, not later than the day before the day on which such meeting is to be held. Each such notice shall state the time and place of the meeting and, as may be required, the purposes thereof. Notice of any meeting of the Board of Directors need not be given to any Director if he shall sign a written waiver thereof either before or after the time stated therein for such meeting, or if he shall be present at the meeting. Unless limited by law, the Articles of Incorporation, these By-laws or the terms of the notice thereof, any and all business may be transacted at any meeting without the notice thereof having specifically identified the matters to be acted upon.

          Section 10.  Resignations.  Any Director of the Corporation may
          ----------   ------------
resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary of the Corporation. The resignation of any Director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 11.  Vacancies.  Any newly created directorships and
          ----------   ---------
vacancies occurring in the Board by reason of death, resignation, retirement or disqualification may be filled by (a) a majority of the Directors then in office or (b) the action of the holders of record of the majority of the issued and outstanding stock of the Corporation (i) present in person or by proxy at a meeting of holders of such stock and entitled to vote thereon or (ii) by a consent in writ-ing in the manner contemplated in Section 11 of Article II. The Director so chosen, whether selected to fill a vacancy or elected to a new directorship, shall hold office until the next meeting of shareholders at which the election of directors is in the regular order of business, and until his successor has been elected and qualifies, or until he sooner dies, resigns or is removed.

          Section 12.  Committees.  There may be an Executive Committee.  There
          ----------   ----------
shall be an Audit Committee composed of independent directors. There shall be a Compensation Committee composed of independent directors. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of directors then in office may create one or more additional committees. Each committee shall have two or more members who shall, unless otherwise provided by the Board of Directors, serve at the pleasure of the Board of Directors. Except as otherwise provided by law, each committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise such power and authority as the Board of Directors shall specify.

          Section 13.  Compensation of Directors.  Directors, as such, shall not
          ----------   -------------------------
receive any stated salary for their services, but, by resolution of the Board, a specific sum fixed by the Board plus expenses may be allowed for attendance at each regular or special meeting of the Board; provided, however, that nothing
                                              --------  -------
herein contained shall be construed to preclude any Director from serving the Corporation or any parent or subsidiary corporation thereof in any other capacity and receiving compensation therefor.

          Section 14.  Action without a Meeting.  Any action required or
          ----------   ------------------------
permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent thereto is signed by all members of the Board, and such written consent is filed with the minutes or proceedings of the Board.

          Section 15.  Telephonic Participation in Meetings.  Members of the
          ----------   ------------------------------------
Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in persons at such meeting.


                                  ARTICLE IV

                                   OFFICERS
                                   --------

          Section 1.  Principal Officers.  The Board of Directors shall elect a
          ---------   ------------------
President, a Secretary and a Treasurer, and may in addition elect a Chairman of the Board, one or more Vice Presidents and such other officers as it deems fit; the President, the Secretary, the Treasurer, the Chairman of the Board, if any, and the Vice Presidents, if any, being the principal officers of the Corporation. One person may hold, and perform the duties of, any two or more of said offices.

          Section 2.  Election and Term of Office.  The principal officers of
          ---------   ---------------------------
the Corporation shall be elected annually by the Board of Directors at the organization meeting thereof. Each such officer shall hold office until his successor shall have been elected and shall qualify, or until his earlier death, resignation or removal.

          Section 3.  Other Officers.  In addition, the Board may elect, or the
          ---------   --------------
Chairman of the Board, if any, or the President may appoint, such other officers as they deem fit. Any such other officers so chosen shall be subordinate officers and shall hold office for such period, have such authority and perform such duties as the Board of Directors, the Chairman of the Board, if any, or the President may from time to time determine.

          Section 4.  Removal.  Any officer may be removed, either with or
          ---------   -------
without cause, at any time, by resolution adopted by the Board of Directors at any regular meeting of the Board, or at any special meeting of the Board called for that purpose, at which a quorum is present.

          Section 5.  Resignations.  Any officer may resign at any time by
          ---------   ------------
giving written notice to the Chairman of the Board, if any, the President, the Secretary or the Board of Directors. Any such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 6.  Vacancies.  A vacancy in any office may be filled for the
          ---------   ---------
unexpired portion of the term in the manner pre-scribed in these By-laws for election or appointment to such office for such term.

          Section 7.  Chairman of the Board.  The Chairman of the Board of
          ---------   ---------------------
Directors, if one be elected, shall preside, if present, at all meetings of the shareholders and the Board of Directors, and shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

          Section 8.  President.  The President shall have the general powers
          ---------   ---------
and duties of supervision and management usually vested in the office of President of a corporation. In the absence or non-election of the Chairman of the Board of Directors, if present thereat, he shall preside at all meetings of the shareholders and at all meetings of the Board of Directors. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages, and other contracts on behalf of the Corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer.

          Section 9.  Vice President.  Each Vice President shall have such
          ---------   --------------
powers and shall performs such duties as shall be assigned to him by the directors.

          Section 10.  Treasurer.  The Treasurer shall have charge and custody
          ----------   ---------
of, and be responsible for, all funds and securities of the Corporation. He shall exhibit at all reasonable times his books of account and records to any of the Directors of the Corporation upon application during business hours at the office of the Corporation where such books and records shall be kept; when requested by the Board of Directors, he shall render a statement of the condition of the finances of the Corporation at any meeting of the Board or at the annual meeting of shareholders; he shall receive, and give receipt for, moneys due and payable to the Corporation from any source whatsoever; in general, he shall perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chairman of the Board of Directors, the President or the Board of Directors. The Treasurer shall give such bond, if any, for the faithful discharge of his duties as the Board of Directors may require.

          Section 11.  Secretary.  The Secretary, if present, shall act as
          ----------   ---------
secretary at all meetings of the Board of Directors and of the shareholders and keep the minutes thereof in a book or books to be provide for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served; he shall have charge of the stock records of the Corporation; he shall see that all reports, statements and other documents required by law are properly kept and filed; and in general he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chairman of the Board of Directors, the President or the Board of Directors.

          Section 12. Salaries.  The salaries of the principal officers shall
          ----------  --------
be fixed from time to time by the Board of Directors, and the salaries of any other officers may be fixed by the Chairman of the Board of Directors or, if no Chairman of the Board shall have been elected, the President.


                                   ARTICLE V

                                INDEMNIFICATION
                                ---------------

          The Corporation shall to the fullest extent permitted or required by the Wisconsin Business Corporation Law, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the Corporation to provide broader indemnification rights than prior to such amendment), indemnify its Directors and officers against any and all liabilities, and advance any and all reasonable expenses, incurred thereby in any proceedings to which any such Director or officer is a Party because he or she is or was a Director or officer of the Corporation. The Corporation shall also indemnify an employee who is not a Director or officer to the same extent as provided by the Corporation to its Directors and officers. The rights to indemnification granted hereunder shall not be deemed exclusive of any other rights to indemnification against liabilities or the advancement of expenses which a Director, officer or employee may be entitled to under any written agreement, Board of Directors resolution, vote of shareholders, the Wisconsin Business Corporation Law or otherwise. All capitalized terms used in this
Article V and not otherwise defined shall have the meaning set forth in Section
180.0850 of the Wisconsin Business Corporation Law.


                                  ARTICLE VI

                           SHARES AND THEIR TRANSFER
                           -------------------------

          Section 1.  Certificate for Stock.  Every shareholder of the
          ---------   ---------------------
Corporation shall be entitled to a certificate or certificates, to be in such form as the Board of Directors shall prescribe, certifying the number of shares of the capital stock of the Corporation owned by him. No certificate shall be issued for partly paid shares.

          Section 2.  Stock Certificate Signature.  The certificates for such
          ---------   ---------------------------
stock shall be numbered in the order in which they shall be issued and shall be signed by the Chairman of the Board, if any, or the President and the Secretary or Treasurer of the Corporation and its seal shall be affixed thereto. If such certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, the signatures of such officers of the Corporation may be facsimiles. In case any officer of the Corporation who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

          Section 3.  Stock Ledger.  A record shall be kept by the Secretary or
          ---------   ------------
by any other officer, employee or agent designated by the Board of Directors of the name of each person, firm or corporation holding capital stock of the Corporation, the number of shares represented by, and the respective dates of, each certificate for such capital stock, and in case of cancellation of any such certificate, the respective dates of cancellation.

          Section 4.  Cancellation.  Every certificate surrendered to the
          ---------   ------------
Corporation for exchange or registration of transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except, subject to Section 7 of this Article VI, in cases provided for by applicable law.

          Section 5.  Registrations of Transfers of Stock.  Registrations of
          ---------   -----------------------------------
transfers of shares of the capital stock of the Corporation shall be made on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer clerk or a transfer agent appointed as in Section 6 of this Article VI provided, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

          Section 6.  Regulations.  The Board of Directors may make such rules
          ---------   -----------
and regulations as it may deem expedient, not inconsistent with the Articles of Incorporation or these By-laws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any principal officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates of stock to bear the signature or signatures of any of them.

          Section 7.  Lost, Stolen, Destroyed or Mutilated Certificates.
          ---------   -------------------------------------------------
Before any certificates for stock of the Corporation shall be issued in exchange for certificates which shall become mutilated or shall be lost, stolen or destroyed, proper evidence of such loss, theft, mutilation or destruction shall be procured for the Board of Directors, if it so requires.

          Section 8.  Record Dates.  For the purpose of determining the
          ---------   ------------
shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as a record date for any such determination of shareholders. Such record date shall not be more than sixty or less than ten days before the date of such meeting, or more than sixty days prior to any other action.


                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          Section 1.  Corporate Seal.  The Board of Directors shall provide a
          ---------   --------------
corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that it was incorporated in the State of Wisconsin in the year 1992. The Secretary shall be the custodian of the seal. The Board of Directors may authorize a duplicate seal to be kept and used by any other officer.

          Section 2.  Voting of Stocks Owned by the Corporation.  The Board of
          ---------   -----------------------------------------
Directors may authorize any person on behalf of the Corporation to attend, vote and grant proxies to be used at any meeting of shareholders of any corporation (except the Corporation) in which the Corporation may hold stock.

          Section 3.  Dividends.  Subject to the provisions of the Wisconsin
          ---------   ---------
Business Corporation Law and the Articles of Incorporation, the Board of Directors may, out of funds legally available therefor, at any regular or special meeting declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Board of Directors shall deem conducive to the interests of the Corporation.

                                 ARTICLE VIII

                                  AMENDMENTS
                                  ----------

          These By-laws of the Corporation may be altered, amended or repealed by the Board of Directors at any regular or special meeting of the Board of Directors or by the affirmative vote of the holders of record of eighty percent (80%) of the issued and outstanding stock of the Corporation (a) present in person or by proxy at a meeting of holders of such stock and entitled to vote thereon or (b) by a consent in writing in the manner contemplated in Section 11 of Article II, provided, however, that notice of the proposed alteration,
               --------  -------
amendment or repeal is contained in the notice of such meeting. By-laws, whether made or altered by the shareholders or by the Board of Directors, shall be subject to alteration or repeal by the shareholders as in this Article VIII.